                   AMENDMENT NUMBER THREE AND WAIVER TO THIRD
                      AMENDED AND RESTATED LOAN AGREEMENT


        THIS AMENDMENT NUMBER THREE TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (herein this "Amendment"), dated as of April 30, 1997, is entered into among CENTRAL INSTALLMENT CREDIT CORPORATION, a California corporation ("Borrower") and BANNER'S CENTRAL ELECTRIC, INC., a California corporation ("BCE"), on the one hand, and, on the other hand, the financial institutions that are signatories hereto (collectively referred to as the "Banks" and individually as a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as the "Agent") for the Banks hereunder. This Amendment is made with reference to that certain Third Amended and Restated Loan Agreement dated as of June 24, 1996 among the Borrower, BCE, the Agent, and the Banks as amended by Amendment Number One dated as of August, 1996, and Amendment Number Two dated as of December 31, 1996 (as amended, the "Loan Agreement"). This Amendment further amends the Loan Agreement in the manner and to the extent expressly set forth herein.

        1. Definitions of Terms Used Herein. All terms defined in the Loan Agreement, as amended hereby, and not otherwise defined herein, shall have the meaning defined in the Loan Agreement, as amended hereby, when used herein.

        2.      Amendments.

                (a) The definition of "Maturity Date" in Section 1.1 is amended in full to read as follows:

                        "'Maturity Date' shall mean the earlier of (a) May 31,
                1997, and (b) such earlier date of termination if the entire Commitment is terminated pursuant to the terms of Section 2.11 hereof."

                (b) In the last sentence of Section 5.9, the date "April 30, 1997" is amended to read "May 31, 1997."

        3. Waiver. Subject to the terms hereof, the Agent and the Banks hereby waive the failure of the Obligor to comply with the following covenants of the Loan Agreement during the periods described herein:

                (a) the failure of the Obligor to comply in a timely manner with Sections 5.2(b), 5.2(d), and 5.2(h) for the months ended January 31, 1997, and February 28, 1997.

                (b) the failure of the Obligor to comply with Section 5.2(r) with respect to projections for the fiscal year ending December 31, 1997.

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
                (c) the failure of the Obligor to comply with Section 6.6(i) for the months ended December 31, 1996, January 31, 1997, and February 28, 1997.

Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) any other default or Event of Default, including without limitation any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the breached covenants waived herein.

        4. Conditions. This Amendment shall become effective (the "Effective Date") when the following condition is satisfied or waived by the parties to whose benefit such condition runs:

                (a) Each party hereto shall have signed and delivered to the Agent six original counterpart signatures (which may be provided by facsimile followed promptly by the executed original) to this Amendment.

        5. Representations and Warranties. In order to induce the Agent and each Bank to enter into this Amendment, the Borrower and BCE each make the following representations and warranties, which shall be true, correct, and complete in all respects as of the Effective Date:

                (a) The Borrower and BCE each have all requisite corporate power to execute and deliver this Amendment.

                (b) This Amendment has been executed and delivered by the Borrower and BCE and constitutes the legal, valid, and binding obligations of the Borrower and BCE, enforceable against the Borrower and BCE in accordance with its terms, except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; (ii) the limitation of certain remedies by certain equitable principles of general applicability; and (iii) the fact that the rights to indemnification thereunder or hereunder may be limited by federal or state securities laws.

                (c) The execution, delivery, and performance by the Borrower and BCE of this Amendment does not and will not: (i) violate (A) any provision of any material federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations G, T, U, and X of the Federal Reserve Board) binding on Borrower or BCE, or (B) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on the Borrower or BCE, or (C) the articles of incorporation or bylaws of the Borrower or BCE; or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a material default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of the Borrower or BCE pursuant to any Contractual Obligation of Borrower or BCE; or

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
(iii) require termination of any Contractual Obligation of the Borrower or BCE.

                (d) No Event of Default or Unmatured Event of Default exists.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                                        CENTRAL INSTALLMENT CREDIT CORPORATION


                                        By: /s/ GARY CYPRES
                                            ----------------------------------
                                        Title: President
                                               -------------------------------



                                        BANNER'S CENTRAL ELECTRIC, INC.,
                                        a California corporation


                                        By: /s/ GARY CYPRES
                                            ----------------------------------
                                        Title: President
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, in its
                                        individual capacity as a Bank


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------


(signatures continue)

(iii) require termination of any Contractual Obligation of the Borrower or BCE.

                (d) No Event of Default or Unmatured Event of Default exists.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                                        CENTRAL INSTALLMENT CREDIT CORPORATION


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANNER'S CENTRAL ELECTRIC, INC.,
                                        a California corporation


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent


                                        By: /s/ LAURA KNIGHT
                                            ----------------------------------
                                                Laura Knight
                                        Title:  Vice President
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, in its
                                        individual capacity as a Bank


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------


(signatures continue)

(iii) require termination of any Contractual Obligation of the Borrower or BCE.

                (d) No Event of Default or Unmatured Event of Default exists.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                                        CENTRAL INSTALLMENT CREDIT CORPORATION


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANNER'S CENTRAL ELECTRIC, INC.,
                                        a California corporation


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, in its
                                        individual capacity as a Bank


                                        By: /s/ PAUL F. SUTHERLEN
                                            ----------------------------------
                                                Paul F. Sutherlen
                                        Title:  Vice President
                                               -------------------------------


(signatures continue)

                                        SUMITOMO BANK OF CALIFORNIA,
                                        as a Bank


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        SANWA BANK CALIFORNIA, as a Bank


                                        By: /s/ JOSEPH C. ARCO
                                            ----------------------------------
                                                Joseph C. Arco
                                        Title:  Vice President
                                               -------------------------------

                                        SUMITOMO BANK OF CALIFORNIA,
                                        as a Bank


                                        By:  /s/ Steve Sloan
                                            ----------------------------------
                                        Title: VP
                                               -------------------------------



                                        SANWA BANK CALIFORNIA, as a Bank


                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------

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